UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019 (October 22, 2019)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 22, 2019, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter ended September 30, 2019. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Core non-interest expense:
Total non-interest expense	$32,993	$38,876	$30,829	$103,729	$95,021
Less: acquisition-related expenses	199	6,770	675	7,222	6,880
Less: pension settlement charges	—	—	176	—	176
Core non-interest expense	$32,794	$32,106	$29,978	$96,507	$87,965

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Efficiency ratio:
Total non-interest expense	$32,993	$38,876	$30,829	$103,729	$95,021
Less: amortization of intangible assets	953	824	862	2,471	2,477
Adjusted non-interest expense	$32,040	$38,052	$29,967	$101,258	$92,544

Total non-interest income	$16,393	$15,289	$14,353	$47,111	$42,577
Less: net gain (loss) on investment securities	97	(57)	—	70	(146)
Less: net (loss) gain on asset disposals and other transactions	(78)	(293)	12	(553)	(319)
Total non-interest income, excluding net gains and losses	$16,374	$15,639	$14,341	$47,594	$43,042

Net interest income	$35,754	$36,049	$33,324	$105,717	$95,491
Add: fully tax-equivalent adjustment (a)	314	267	221	781	670
Net interest income on a fully tax-equivalent basis	$36,068	$36,316	$33,545	$106,498	$96,161

Adjusted revenue	$52,442	$51,955	$47,886	$154,092	$139,203

Efficiency ratio	61.10%	73.24%	62.58%	65.71%	66.48%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$32,794	$32,106	$29,978	$96,507	$87,965
Less: amortization of intangible assets	953	824	862	2,471	2,477
Adjusted core non-interest expense	$31,841	$31,282	$29,116	$94,036	$85,488

Adjusted revenue	$52,442	$51,955	$47,886	$154,092	$139,203

Efficiency ratio adjusted for non-core items	60.72%	60.21%	60.80%	61.03%	61.41%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018

Tangible equity:
Total stockholders' equity	$588,533	$579,022	$535,121	$520,140	$504,290
Less: goodwill and other intangible assets	179,126	176,763	161,242	162,085	163,401
Tangible equity	$409,407	$402,259	$373,879	$358,055	$340,889

Tangible assets:
Total assets	$4,396,148	$4,276,376	$4,017,119	$3,991,454	$4,003,089
Less: goodwill and other intangible assets	179,126	176,763	161,242	162,085	163,401
Tangible assets	$4,217,022	$4,099,613	$3,855,877	$3,829,369	$3,839,688

Tangible book value per common share:
Tangible equity	$409,407	$402,259	$373,879	$358,055	$340,889
Common shares outstanding	20,700,630	20,696,041	19,681,692	19,565,029	19,550,014

Tangible book value per common share	$19.78	$19.44	$19.00	$18.30	$17.44

Tangible equity to tangible assets ratio:
Tangible equity	$409,407	$402,259	$373,879	$358,055	$340,889
Tangible assets	$4,217,022	$4,099,613	$3,855,877	$3,829,369	$3,839,688

Tangible equity to tangible assets	9.71%	9.81%	9.70%	9.35%	8.88%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Pre-provision net revenue:
Income before income taxes	$18,149	$11,836	$15,546	$47,731	$38,574
Add: provision for loan losses	1,005	626	1,302	1,368	4,473
Add: loss on debt extinguishment	—	—	—	—	13
Add: net loss on OREO	5	24	—	54	—
Add: net loss on investment securities	—	57	—	57	146
Add: net loss on other assets	73	274	—	504	239
Add: net loss on other transactions	—	—	—	—	76
Less: net gain on OREO	—	—	—	—	9
Less: net gain on investment securities	97	—	—	127	—
Less: net gain on other assets	—	—	12	—	—
Less: net gain on other transactions	—	5	—	5	—
Pre-provision net revenue	$19,135	$12,812	$16,836	$49,582	$43,512
Total average assets	$4,311,389	$4,239,779	$3,998,254	$4,179,663	$3,832,554

Pre-provision net revenue to total average assets (annualized)	1.76%	1.21%	1.67%	1.59%	1.52%

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Annualized net income adjusted for non-core items:
Net income	$14,868	$9,598	$12,725	$38,835	$32,358
Add: net loss on investment securities	—	57	—	—	146
Less: tax effect of loss on investment securities (a)	—	12	—	—	31
Less: net gain on investment securities	97	—	—	70	—
Add: tax effect of net gain on investment securities (a)	20	—	—	15	—
Add: net loss on asset disposals and other transactions	78	293	—	553	319
Less: tax effect of net loss on asset disposals and other transactions (a)	16	62	—	116	67
Less: net gain on asset disposals and other transactions (a)	—	—	12	—	—
Add: tax effect of net loss on asset disposals and other transactions (a)	—	—	3	—	—
Add: acquisition-related expenses	199	6,770	675	7,222	6,880
Less: tax effect of acquisition-related expenses (a)	42	1,422	142	1,517	1,445
Add: pension settlement charges (a)	—	—	176	—	176
Less: tax effect of pension settlement charges (a)	—	—	37	—	37
Less: release of deferred tax asset valuation allowance	—	—	—	—	805
Net income adjusted for non-core items	$15,010	$15,222	$13,388	$44,922	$37,494

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income	$58,987	$38,497	$50,485	$51,922	$43,263
Annualized net income adjusted for non-core items	$59,551	$61,055	$53,115	$60,061	$50,129
Return on average assets:
Annualized net income	$58,987	$38,497	$50,485	$51,922	$43,263
Total average assets	$4,311,389	$4,239,779	$3,998,254	$4,179,663	$3,832,554
Return on average assets	1.37%	0.91%	1.26%	1.24%	1.13%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$59,551	$61,055	$53,115	$60,061	$50,129
Total average assets	$4,311,389	$4,239,779	$3,998,254	$4,179,663	$3,832,554
Return on average assets adjusted for non-core items	1.38%	1.44%	1.33%	1.44%	1.31%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Annualized net income excluding amortization of other intangible assets:
Net income	$14,868	$9,598	$12,725	$38,835	$32,358
Add: amortization of other intangible assets	953	824	862	2,471	2,477
Less: tax effect of amortization of other intangible assets (a)	200	173	181	519	520
Net income excluding amortization of other intangible assets	$15,621	$10,249	$13,406	$40,787	$34,315

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income	$58,987	$38,497	$50,485	$51,922	$43,263
Annualized net income excluding amortization of other intangible assets	$61,975	$41,109	$53,187	$54,532	$45,879

Average tangible equity:
Total average stockholders' equity	$583,269	$564,992	$501,785	$557,702	$482,138
Less: average goodwill and other intangible assets	179,487	175,169	163,615	172,175	156,540
Average tangible equity	$403,782	$389,823	$338,170	$385,527	$325,598

Return on average stockholders' equity ratio:
Annualized net income	$58,987	$38,497	$50,485	$51,922	$43,263
Average stockholders' equity	$583,269	$564,992	$501,785	$557,702	$482,138

Return on average stockholders' equity	10.11%	6.81%	10.06%	9.31%	8.97%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$61,975	$41,109	$53,187	$54,532	$45,879
Average tangible equity	$403,782	$389,823	$338,170	$385,527	$325,598

Return on average tangible equity	15.35%	10.55%	15.73%	14.14%	14.09%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 22, 2019 to discuss results of operations for the quarter ended September 30, 2019

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 28, 2019	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer